                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ DAVID L. BARNING
- -------------------------
DIRECTOR


David L. Barning
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ RICHARD J. BOND
- -------------------------
DIRECTOR


Richard J. Bond
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ ALAN W. BRAUN
- -------------------------
DIRECTOR


Alan W. Braun
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ JOHN J. DAUS, JR.
- -------------------------
DIRECTOR


John J. Daus, Jr.
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ WAYNE A. DAVIDSON
- -------------------------
DIRECTOR


Wayne A. Davidson
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ LARRY E. DUNIGAN
- -------------------------
DIRECTOR


Larry E. Dunigan
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ DAVID E. ECKERLE
- -------------------------
DIRECTOR


David E. Eckerle
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ THOMAS B. FLORIDA
- -------------------------
DIRECTOR


Thomas B. Florida
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ PHELPS L. LAMBERT
- -------------------------
DIRECTOR


Phelps L. Lambert
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ LUCIEN H. MEIS
- -------------------------
DIRECTOR


Lucien H. Meis
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ LOUIS L. MERVIS
- -------------------------
DIRECTOR


Louis L. Mervis
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ DAN W. MITCHELL
- -------------------------
DIRECTOR


Dan W. Mitchell
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ MARJORIE Z. SOYUGENC
- -------------------------
DIRECTOR


Marjorie Z. Soyugenc
- -------------------------
Printed Name

Dated:  April 25, 1996

                                                                      EXHIBIT 24



                                  POWER OF ATTORNEY


      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned, a Director of Old National Bancorp (the "Company"), an Indiana corporation with its principal office located in Evansville, Indiana, does hereby severally make, constitute and appoint Steve H. Parker, Jeffrey L. Knight and Ronald W. Seib, and each of them individually, as his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for and on his behalf and in his name, place and stead, and in all capacities, (a) to execute any and all registration statements and any and all amendments, revisions, supplements, exhibits and other documents in connection therewith relating to the proposed registration, offering, sale and issuance of up to 500,000 shares of common stock of the Company with respect to the Company's acquisition of any business, assets or stock, or interests therein, of unaffiliated corporations or other entities; (b) to file any and all of the foregoing, in substantially the form which has been presented to me or which any of the above-named attorneys-in-fact and agents may approve, with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended (the "Act"), the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; and
(c) to do, or cause to be done, any and all other acts and things whatsoever as fully and to all intents and purposes as the undersigned might or could do in person which any of the above-named attorneys-in-fact and agents may deem necessary or advisable in the premises and in order to enable the Company to register its securities under, or to obtain an exemption from such registration requirements, and otherwise to comply with the Act, the rules and regulations promulgated thereunder, and any state securities laws, rules or regulations; hereby approving, ratifying and conforming all actions heretofore or hereafter lawfully taken, or caused to be taken, by any of the above-named attorneys-in-fact and agents by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.



/S/ CHARLES D. STORMS
- -------------------------
DIRECTOR


Charles D. Storms
- -------------------------
Printed Name

Dated:  April 25, 1996